Exhibit 99.2
Fourth Quarter and Fiscal Year 2007 August 21, 2007 This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). These statements are based on a number of assumptions concerning future events and are subject to numerous risks, uncertainties and other factors, many of which are outside the Company's control. The anticipated results described in the forward-looking statements could be materially different from the actual events and results. For a description of these risks, uncertainties and other factors, see the Company's prior filings with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K/A for the fiscal year ended June 30, 2006 filed February 1, 2007 under Item 1A. "Risk Factors". ACS disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future event, or otherwise.

Lynn Blodgett Chief Executive Officer

Fiscal Year Overview Appreciate our employees Excellent results despite distractions Focus and expectations remain consistent Continued success in fiscal 2008 Fiscal Year 2007: An Outstanding Year

Q4 FY06 Q3 FY07 Q4 FY07 Revenue 1381 1441 1520 Fourth Quarter Highlights ($ in millions, except EPS) Revenue Internal Revenue Growth : 7% Operating Margins Diluted EPS Total Revenue Growth: 10% Q4FY06 Q3FY07 Q4FY07 Q3 FY07 Reported 0.108 0.113 0.055 0.17 Adjusted (a) 0.113 0.116 0.114 0.059 Q4FY06 Q3FY07 Q4FY07 Q3 FY07 Reported 0.72 0.82 0.37 0.17 Adjusted (a) 0.73 0.78 0.88 0.059 (a) See reconciliation of reported GAAP results and adjusted non-GAAP results in Supplemental Schedules.

FY06 FY07 Revenue 5354 5772 Fiscal Year Highlights ($ in millions, except EPS) Revenue Operating Margins Diluted EPS Total Revenue Growth(b): 10% FY06 FY07 Reported 0.115 0.093 Adjusted (a) 0.112 0.113 FY06 FY07 Q3 FY07 Reported 2.87 2.49 0.17 Adjusted (a) 2.8 3.12 0.059 (a) See reported GAAP results and adjusted non-GAAP results in Supplemental Schedules. (b) Excludes divestitures; See reported GAAP results and adjusted non-GAAP results in Supplemental Schedules. Internal Revenue Growth: 5%

Tom Burlin Chief Operating Officer

New Business Highlights ($ in millions) BPO IT Solutions 0.74 0.26 Total Contract Value: $509 Q4FY07 New Business Signings Annual Recurring Revenue: $153 Commercial Government 0.78 0.22 BPO IT Solutions 0.79 0.21 Total Contract Value: $2.8 Billion FY07 New Business Signings Annual Recurring Revenue: $607 Commercial Government 0.64 0.36

Customer Renewal Highlight ($ in millions) FY06 FY07 % of Total Renewals 0.85 0.94 Renewal Rates (% of Total Renewal $)

New Business Pipeline Commercial Government 1070 511 Annual Recurring Revenue: $1.7 Billion Commercial: Healthcare Administrative BPO HRO & FAO BPO IT Solutions 1185 410 Areas of Strength Government: Transportation Healthcare Federal Government

Commercial Segment

Commercial Segment Results ($ in millions) Q4FY06 Q3FY07 Q4FY07 Revenue 827 858 879 Internal Revenue Growth : 1% Q4FY06 Q3FY07 Q4FY07 Reported 0.096 0.105 0.101 Adjusted (a) 0.096 0.107 0.104 Revenues Operating Margins Total Revenue Growth: 6% Operating margins: Slightly down sequentially Improved over prior year due to Optimization efforts Improvement on contracts Lower internal revenue growth driven by: Known client losses Decline in trailing twelve month signings (a) See reconciliation of reported GAAP results and adjusted non-GAAP results in Supplemental Schedules.

Operational focus Improved renewal rates Strong and broad sales pipeline Active in multiscope HRO "Divide and Conquer" FY07 Review FY08 Focus Areas Grow new business signings Deepen existing client relationships Strategic acquisitions Innovation Increase management depth and talent Commercial Operations Update

Government Segment

Government Segment Results ($ in millions) Q4FY06 Q3FY07 Q4FY07 Revenue 554 582 641 Revenue Growth : 16% Revenues Operating Margins Internal Revenue Growth : 15% Q4FY06 Q3FY07 Q4FY07 Reported 0.179 0.182 0.064 Adjusted (a) 0.184 0.177 0.183 (a) See reconciliation of reported GAAP results and adjusted non-GAAP results in Supplemental Schedules. Internal revenue growth driven by: Increase in trailing twelve month signings Transport Revenue projects Favorable comparison to prior year Adjusted operating margins: Increase primarily from new business ramping to profit

Strong internal revenue growth Improved renewal rates Entered new market Addressed key client issues Strong and broad sales pipeline FY07 Review FY08 Focus Areas Innovate solutions and platforms International expansion Continuous optimization Industry average internal revenue growth Government Operations Update

John Rexford Chief Financial Officer

Income Statement ($ in millions, except EPS) (a) See reconciliation of reported GAAP results and adjusted non-GAAP results below in Supplemental Schedules.

Condensed Cash Flow ($ in millions)

Selected Balance Sheet Categories ($ in millions) Strong cash collections and working capital management Closed CDR and Albion acquisitions Timing of payroll cycles and bonus accrual CSB Software Impairment Primarily acquisition earnouts and software enterprise agreements

Q & A

Supplemental Schedules Fourth Quarter and Fiscal Year 2007 August 21, 2007

Non-GAAP Measures Use of Non-GAAP Financial Information The Company reports its financial results in accordance with GAAP. However, the Company uses certain non-GAAP performance measures, including adjusted non-GAAP earnings per share, free cash flow and internal revenue growth to provide both management and investors a more complete understanding of the Company's underlying operational trends and results. Reconciliation of Reported GAAP Results to Adjusted Non-GAAP Results - In addition to reporting operating income, pretax income, net income and earnings per share on a GAAP basis, the Company has also made certain non-GAAP adjustments which are described in the attached schedule titled "Description of Non-GAAP Adjustments" and are reconciled to the corresponding GAAP measures in the attached financial schedules titled "Reconciliation of Reported Results to Income Adjusted for Certain Non-GAAP Items" included in this earnings release. In making these non-GAAP adjustments, the Company takes into account the impact of items that are infrequently occurring or that are non-operational in nature. Management believes that the exclusion of these items provides a useful basis for evaluating underlying business performance, but should not be considered in isolation and is not in accordance with, or a substitute for, evaluating business unit performance utilizing GAAP financial information. Management uses non-GAAP measures in its budgeting and forecasting processes and to further analyze its financial trends, as well as making financial comparisons to prior periods presented on a similar basis. The Company's management uses each of these non-GAAP financial measures in its own evaluation of the Company's performance, particularly when comparing performance to past periods, and the Company believes that providing such adjusted results allows investors and other users of the Company's financial statements to better understand the Company's comparative operating performance for the periods presented. The Company's non-GAAP measures may differ from similar measures by other companies, even if similar terms are used to identify such measures. Although the Company's management believes non-GAAP measures are useful in evaluating the performance of its business, the Company acknowledges that items excluded from such measures may have a material impact on the Company's income from operations, pretax income, net income and earnings per share calculated in accordance with GAAP. Therefore, management uses non-GAAP measures in conjunction with GAAP results. Investors and users of our financial information should also consider the above factors when evaluating the Company's results.

Non-GAAP Measures (cont.) Description of Non-GAAP Adjustments: The following items are included in our presentation of Non-GAAP adjustments: Non-cash impairment charge related to our agreement with the Department of Education to cease development of certain in-process capitalized software. In 2003, we were awarded a contract with the Department of Education for its "Common Services for Borrowers" initiative ("CSB"). Under this contract we provide comprehensive loan servicing, consolidation loan processing, debt collection services on delinquent accounts, IT infrastructure operations and support, maintenance and development of information systems, and portfolio management services for the Department of Education's Direct Student Loan program. In May 2007, we agreed with the Department to cease development of certain software contemplated under the CSB contract. As a result of the agreement to cease development, we recorded a non-cash impairment charge ("CSB Impairment") of approximately $76.4 million (approximately $48.3 million, net of income tax) related to in-process capitalized development costs. Management believes that excluding this infrequent charge helps to isolate the underlying operational trends of our business and facilitates comparisons among periods. Costs related to the 2006 and 2007 buyout offers and related shareholder derivative suits. Certain costs related to buyout offers and shareholder derivative suits in 2006 and 2007 have been excluded. We incurred costs related to the 2006 unsolicited discussions with a group of private-equity investors regarding a possible sale of the Company ("Strategic Alternatives 2006"). We have incurred in fiscal year 2007 and expect that we will continue to incur costs to evaluate our strategic alternatives, including the proposal from Mr. Deason and Cerberus. In addition, several lawsuits have been filed in connection with the announced buyout transaction, generally alleging claims related to breach of fiduciary duty, and seeking class action status ("Strategic Alternatives 2007"). We have incurred and continue to incur costs related to these lawsuits. Management believes that these costs are not related to the Company's ongoing operations and that excluding them helps to provide a more meaningful representation of the Company's operating performance.

Non-GAAP Measures (cont.) Description of Non-GAAP Adjustments: The following items are included in our presentation of Non-GAAP adjustments: Costs related to our internal investigation of our stock option grant practices, investigations begun by the Securities and Exchange Commission and Department of Justice, and shareholder derivative suits. We have incurred costs related to our internal investigation, as well as those of the SEC and DOJ, and expect that we will continue to incur costs related to the ongoing SEC and DOJ investigations. In addition, several derivative lawsuits have been filed in connection with our stock option grant practices, generally alleging claims related to breach of fiduciary duty and unjust enrichment by certain of our directors and senior executives. We have incurred and continue to incur costs related to these lawsuits ("Option Legal Fees"). Management believes that these costs are not related to the Company's ongoing operations and that excluding them helps to provide a more meaningful representation of the Company's operating performance. Gains and losses on sales of business or minority interests. Management believes that the sale of our welfare-to-workforce and related business and our minority interests in a professional services business, are isolated events related to non-core operations and not representative of our ongoing operations. These businesses were not considered strategic to our ongoing operations and excluding the gains/losses on their sale helps to isolate the performance of our continuing operations. Certain litigation settlements related to pre-acquisition claims. These are claims that occurred prior to our acquisition of a business, but for which we may have exposure in accordance with the terms of the relevant purchase agreement ("Pre-Acquisition Claim Settlement"). Any claims incurred subsequent to acquisition will be included in our operating results.

Non-GAAP Measures (cont.) Description of Non-GAAP Adjustments: The following items are included in our presentation of Non-GAAP adjustments: Resolution of taxes, interest and penalty reversal related to Section 162(m) deductions. We included in our restatements of our fiscal year 2004, 2005 and the first three quarters of fiscal year 2006 financial statements an accrual for additional income tax liabilities and estimated penalties and interest related to certain cash executive compensation deductions previously taken under Section 162(m), which we believed may be non-deductible as a result of information that had been obtained by us in connection with our internal investigation, due to factors unrelated to revised measurement dates. In the fourth quarter of fiscal year 2007, we reversed approximately $6.0 million of accrued income taxes, penalties and interest associated with Section 162(m) issues, as we believe an accrual for these amounts is no longer required ("162 (m) Resolution"). These deductions were related to prior fiscal years, and management believes that excluding them provides a more meaningful representation of our results of operations in the fourth quarter of fiscal year 2007. North Carolina contract settlement ("NC Settlement"). During the fourth quarter of fiscal year 2006, we recorded a charge to revenue of $3.9 million related to our assessment of realization of amounts previously recognized for the North Carolina MMIS contract. In the third quarter of fiscal year 2007, we mutually agreed to terminate the contract, settled all issues related to the contract, and recognized $3.4 million in revenue related to this settlement. The Company believes the contract termination was an infrequent occurrence. Income tax benefits. In the fourth quarter of fiscal year 2006, we recorded a year-to-date true-up of our estimated tax liability for fiscal year 2006 ("Tax Benefit"). Management believes that excluding this amount from its results for the fourth quarter of fiscal year 2006 helps to provide a more meaningful representation of our fourth quarter 2006 earnings per share.

Non-GAAP Measures (cont.) Description of Non-GAAP Adjustments: The following items are included in our presentation of Non-GAAP adjustments: Waiver fee on our Credit Facility. We received an amendment, consent and waiver from the lenders under our Credit Facility with respect to, among other provisions, waiver of any default or event of default arising under the Credit Facility as a result of our failure to comply with certain reporting covenants ("Waiver Fee"). Management believes that our delayed filings of our Annual Report on Form 10-K for the year ended June 30, 2006 and Quarterly Report on Form 10-Q for the period ended September 30, 2006, which necessitated the waiver, to be an infrequently occurring event and excluding it provides a more meaningful representation of our results of operations fiscal year 2007. Accounts receivable write-down related to business divested in 2004. In fiscal year 2004, we divested the majority of our Federal government business; however, we retained certain accounts receivable related to the operations of the divested business. In fiscal year 2006, based on our assessment of the collectibility of the receivable, we recorded an allowance for bad debt in an amount we believed was appropriate ("Federal A/R Write-Down"). As this receivable was related to operations that have been divested, management believes that excluding the write-down helps to provide a more meaningful representation of our ongoing operations. Write-off of debt issuance costs. In fiscal year 2006, we terminated our then existing credit facility (the "Prior Facility") and entered into a new Credit Facility. We wrote off the debt issuance costs related to the Prior Facility upon termination. Management believes that these costs are not representative of our ongoing operations.

Non-GAAP Measures (cont.) Internal revenue growth - is measured as total revenue growth less acquired revenue from acquisitions and revenues from divested operations. Acquired revenue from acquisitions is based on pre-acquisition normalized revenue of acquired companies. We use the calculation of internal revenue growth to measure revenue growth excluding the impact of acquired revenues and the revenue associated with divested operations and we believe these adjustments to historical reported results are necessary to accurately reflect our internal revenue growth. Free cash flow - is measured as operating cash flow (net cash provided by operating activities, as reported in our consolidated statements of cash flows) less capital expenditures (purchases of property, equipment and software, net of sales, as reported in our consolidated statements of cash flows) less additions to other intangible assets (as reported in our consolidated statements of cash flows). We believe this free cash flow metric provides an additional measure of available cash flow after we have satisfied the capital expenditure requirements of our operations, and should not be taken in isolation to be a measure of cash flow available for us to satisfy all our obligations and execute our business strategies. We also rely on cash flows from investing and financing activities which, together with free cash flow, are expected to be sufficient for us to execute our business strategies. Our measure of free cash flow may not be comparable to similarly titled measures of other companies.

Non-GAAP Measures (cont.) Frequently Used Terms New business signings - while there are no third party standards or requirements governing the calculation of new business signings, new business signings are defined as recurring revenue from new contracts, including the incremental portion of renewals, signed during the period and represent the estimated first twelve months of revenue to be recorded under that contract after full implementation. We use new business signings as a measure of estimated recurring revenues represented by contractual commitments, both to forecast prospective revenues and to estimate capital commitments. Revenues are measured under GAAP. Trailing twelve month new business - is the preceding twelve months of new business signings at a point in time expressed in annual revenue, not total contract value. Total contract value - represents estimated total revenue over the term of the contract.

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